UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: November 3, 2016

(Date of earliest event reported)

Financial Engines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1050 Enterprise Way, 3rd Floor, Sunnyvale, CA, 94089

(Address of principal executive offices, including zip code)

(408) 498-6000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 3, 2016, Raymond J. Sims notified the Board of Directors (the “Board”) of Financial Engines, Inc. (the “Company”) of his intention to resign from his position as Chief Financial Officer (principal financial officer) in 2017. Mr. Sims has agreed to remain at the Company for a transition period into 2017 and as such, will be entitled to his salary, amounts under the 2016 Executive Cash Incentive Plan and pursuant to his Executive Severance and Change in Control Agreement with the Company, and continued vesting of his equity awards, in each case as applicable and in accordance with the terms as previously disclosed. The Company has retained a consultant to aid in the search for a successor to Mr. Sims.

(e)

The information set forth in (b) above with respect to compensation to be received by Mr. Sims is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company’s press release announcing Mr. Sims’ intention to resign as Chief Financial Officer of the Company in 2017 is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K under Item 5.02 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Executive Severance and Change in Control Agreement (filed as Exhibit 10.1 to the Registrant’s quarterly report on Form 10-Q for the quarter ended June 30, 2016 and incorporated herein by reference).

99.1	Press release dated November 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2016	Financial Engines, Inc.

	By:	/s/ Lewis E. Antone, Jr.
		Name:	Lewis E. Antone, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Executive Severance and Change in Control Agreement (filed as Exhibit 10.1 to the Registrant’s quarterly report on Form 10-Q for the quarter ended June 30, 2016 and incorporated herein by reference).

99.1	Press release dated November 3, 2016.